Exhibit 99.1

1 Digital Farms, Inc. Investor Presentation Subsidiary of DPW Holdings, Inc. (NYSE : American symbol : SAFE HARBOR STATEMENT This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (sometime s referred to as “DPW”) contain “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934. Forward looking statements reflect the current view about future events. Statements that are not historical in nature re, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipate ate s,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward looking statements Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward looking statements. These risks and uncertainties include those risk factors d discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10 K for the fiscal year ended December 31, 2018 (the “2018 Annual Report”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website www.sec.gov Any forward looking statements are qualified in their entirety by reference to the factors discussed in the 2018 Annual Report. Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other pro vid ers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us t o predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward looking statements to conform these statements to actual results. All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products. TABLE OF CONTENTS Confidential and Proprietary Digital Farms, Inc. Introduction Company Overview Review of Executive Office Project Highlights Future Outlook Growth Strategy Michigan Plant Overview Data Center Highlights Financial Highlights Specific Details Michigan Assets Location Selection High Level Economics Anticipated Spin Off as Public Company Highlights World Class Network Operations Data Management High Density Power Mission Statement: To provide free standing real-estate servicing clients in need of Data Center and Blockchain space leveraging the public platform our parent DPW Holdings. DPW Holdings Digital Farms Breakdown of Digital Farms COMPANY OVERVIEW Confidential and Proprietary – Digital Farms, Inc. Digital Farms Executive Operations Team Name Title Years of Industry Experience Areas of Expertise Darren Magot CEO 30+ Sales & sales management, financial management, business development Joe Spaziano CTO 20+ Network systems, server solutions, desktop services, IT hardware services David Katzoff SVP Finance 30+ M&A, treasury, accounting, financial planning, analysis Confidential and Proprietary Digital Farms, Inc. REVIEW OF EXECUTIVE OFFICE Introduction Company Overview Review of Executive Office Project Highlights Future Outlook Growth Strategy Financial Highlights Michigan Plant Overview Data Center Highlights Specific Details Michigan Assets Location Selection High Level Economics Anticipated Spin Off as Public Company Highlights TABLE OF CONTENTS Blockchain technologies are replacing cryptocurrency Confidential and Proprietary Digital Farms, Inc. Relocate mining assets Investing in Data Center real estate FUTURE OUTLOOK Company History with Cryptocurrency Ensuring Long Term Growth Identify Potential Expansion Opportunities - Purchase properties with low cost power - Partner with experts to ensure success (Data Center, Real Estate & Financing) - Exit mining relationships & reduce costs Identify opportunities within Blockchain, Artificial Intelligence & Rendering Farm Investments in Cryptocurrency - Partnership between Coolisys and Super Crypto Mining - Focus on blockchain equipment power supplies & mining machines - Small round of cloud mining building Anticipated Public Company Digital Farms Revenue Trend TABLE OF CONTENTS Introduction Company Overview Review of Executive Office Project Highlights Future Outlook Growth Strategy Michigan Plant Overview Data Center Highlights Financial Highlights Specific Details Michigan Assets Location Selection High Level Economics Anticipated Spin Off as Public Company Highlights Market Details Ongoing environmental monitoring only for TCE, clean-up activities previously completed, environmental studies ongoing, low electric rates locked in for five (5) years Asset & Team Details Acquisition team has experience in data center development & operations, commercial real estate, financial performance, and customer acquisition Closing is expected to occur no later than October 31, 2019 Assets provide access to notable power ~28MW (upgradable to ~300MW) and are mature, predictable and growth oriented Existing positive NOI ~$250K, purchase agreement executed, due diligence substantially completed & property tax on improvements abated for six (6) years Proven market sector of IT outsourcing services, data center facilities, telecommunications & managed services Michigan Data Center provides a growth opportunity DATA CENTER HIGHLIGHTS Confidential and Proprietary – Digital Farms, Inc. Digital Farms Michigan Data Center Management Team Name Title Years of Industry Experience Areas of Expertise Martin Shrader COO 27+ Real estate, finance Jay Looney CTO 32+ Data center , IT, consulting Confidential and Proprietary Digital Farms, Inc. REVIEW OF EXECUTIVE OFFICE TABLE OF CONTENTS Introduction Company Overview Review of Executive Office Project Highlights Future Outlook Growth Strategy Michigan Plant Overview Data Center Highlights Financial Highlights Specific Details Michigan Assets Location Selection High Level Economics Anticipated Spin Off as Public Company Highlights Building Specifics Property Add Ons Energy Utilization Building : 617,000 sq. ft, 34.5 acres, ~30,000 sq. ft of office space, ~587,000 sq. ft “manufacturing” area, 300 parking spaces Ceiling Heights : 400,000 sq. ft @ 22’ to 24’, 20,000 sq. ft @ 50’, 180,000 sq. ft @ 15’ to 16’, concrete slab 6” to 8” Private rail spur with internal 3 rail car docks 5 ton double rail bridge crane Security fencing 3 separate, on premise, customer owned substations producing immediate access to notable power ~28MW, upgradeable to ~ On premise natural gas system capacity is 120 MCHF; ample capacity for cogeneration using natural gas generators and/or turbines ~ 14.5 acre roof (potential to install and utilize solar energy ~ 18 acre open field; potential to install solar and or wind generation capacity Michigan Data Center possesses valuable resources MICHIGAN ASSETS Confidential and Proprietary Digital Farms, Inc. Existing building is a “Blank Slate” for date center capabilities Significant onsite and available power Key Takeaways Cooperative city officials and no personal property taxes ~$6/sq. ft property acquisition cost and existing NOI allowing for easy distribution of computing environments Location provides significant power and real estate opportunities LOCATION SELECTION Confidential and Proprietary Digital Farms, Inc. Confidential and Proprietary Digital Farms, Inc. Michigan Data Center provides a growth opportunity HIGH LEVEL ECONOMICS 1. Debt and Equity deal; $ 6 million first mortgage debt to acquire property 2. Positive NOI at closing 3. Estimated ability to achieve NOI of +/ 3 million within 3 years with minimal infrastructure upgrades, focused primarily on building buildout 4. Estimated ability to achieve NOI of +/ 6 million within 5 years with minimal utility company infrastructure changes and DFM owned onsite transformer deployment and enhanced electrical distribution High Level Economics TABLE OF CONTENTS Introduction Company Overview Review of Executive Office Project Highlights Future Outlook Growth Strategy Michigan Plant Overview Data Center Highlights Financial Highlights Specific Details Michigan Assets Location Selection High Level Economics Anticipated Spin Off as Public Company Highlights Digital Farms has identified a publicly traded company for a planned merger Digital Farms plans to be listed on the OTCQB initially Public Company Identified Announcement expected to come in the next 1 3 months Digital Farms will work towards an uplisting to either the NYSE:American or NASDAQ Digital Farms Spin off as stand alone Public Company PUBLIC COMPANY Confidential and Proprietary Digital Farms, Inc. Uplisting Plans Timing: Uplisting estimated to take place in the next 1 2 years dependent on revenue execution and process timing 18 Thank You! Comments/Questions?